UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                    ----------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 20, 2005



                     INNOVATIVE SOFTWARE TECHNOLOGIES, INC.
             (Exact name of Registrant as Specified in its Charter)



          California                      000-1084047            95-4691878
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)



                       100 North Tampa Street, Suite 2410
                              Tampa, Florida 33602
               (Address of Principal Executive Offices; Zip Code)

      Registrant's telephone number, including area code: (813) 387 - 3310


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

                     INNOVATIVE SOFTWARE TECHNOLOGIES, INC.

                                    FORM 8-K


Item 2.  Acquisition or Disposition of Assets.

See Item 5 below.


Item 5.  Other Events and Regulation FD Disclosure.

On April 20, 2005 Innovative Software Technologies, Inc. (the "Company") executed a Stock Purchase Agreement (the "Purchase Agreement") by and between the Company and Douglas Shane Hackett whereby the Company sold to Mr. Hackett its wholly owned Triad Media, Inc. subsidiary ("Triad"). Mr. Hackett is a former director, president, and chief executive officer of the Company.

Under the terms of the Purchase Agreement, Mr. Hackett exchanged 4,935,015 shares of common stock in the Company owned by him and his affiliates for 1,000 shares of common stock of Triad, this being the entire number of shares of Triad outstanding. As a result of this transaction, Mr. Hackett will have no remaining beneficial ownership interest in any securities of the Company, except for shares held in his IRA account that he has agreed will transfer to the Company or will inure to the economic benefit of the Company in the future. Triad owned all of the assets relating to the Company's education and coaching business. In determining the amount of consideration to be paid by Mr. Hackett for the stock of Triad, the board of directors of the Company took into account the negative net worth and lack of profitability of Triad.


Item 7.  Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated balance sheet gives effect to the closing of the Stock Purchase as if it had occurred on December 31, 2004. The unaudited pro forma condensed consolidated income statement gives effect to the closing of the Purchase Agreement as if it had occurred on January 1, 2004. These pro forma financial statements are presented for illustrative purposes only, and are not necessarily indicative of the operating results and financial position that might have been achieved had the transaction described above occurred on the dates indicated, nor are they necessarily indicative of operating results and financial position which may occur in the future.

The condensed consolidated historical statements of operations data for the periods presented are derived from the historical financial statements of the Company. The condensed financial statements of Triad Media for the periods presented are derived from the subsidiary financial records. These pro forma statements should be read in conjunction with the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004.


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

                                             2004 CONSOLIDATED     2004 INCOME STATEMENTS FOR                             2004
                                              INCOME STATEMENT      DISCONTINUED OPERATIONS           PRO FORMA        PRO FORMA
                                                AS REPORTED   TRIAD MEDIA, INC.     EPMG, INC.      ADJUSTMENTS    INCOME STATEMENT
                                               ------------     ------------      ------------     ------------      ------------

Revenue                                        $ 17,341,520     $    413,443      $ 16,928,077     $(17,341,520)1    $         --
Cost of Sales                                     8,708,050           94,677         8,613,374       (8,708,050)1              --
                                               ------------     ------------      ------------     ------------      ------------
Gross Profit                                      8,633,470          318,767         8,314,703       (8,633,470)               --

Operating Expenses:
    General & Administrave                        8,215,784        2,285,038         3,085,503       (5,370,541)1       2,845,243
    Selling                                       4,047,152          676,296         3,368,656       (4,044,952)1           2,200
    Writedown of Goodwill                                --               --                --       (1,088,686)2       1,088,686
                                               ------------     ------------      ------------     ------------      ------------
    Total Operating Expenses                     12,262,935        2,961,334         6,454,159      (10,504,179)        3,936,129

Other Income (Expense)                              242,974               --            73,113          (73,113)1         169,861

Net Income (Loss) from Continuing Operations     (3,386,491)      (2,642,568)        1,933,658        1,797,596        (3,766,268)
                                               ============     ============      ============     ============      ============


                                             2004 CONSOLIDATE       2004 BALANCE SHEETS FOR                                2004
                                               BALANCE SHEET        DISCONTINUED OPERATIONS          PRO FORMA         PRO FORMA
                                                AS REPORTED    TRIAD MEDIA, INC.   EPMG, INC.       ADJUSTMENTS      BALANCE SHEET
                                               ------------     ------------      ------------     ------------      ------------

Current Assets                                 $  2,075,122     $    317,448      $         --     $   (317,448)1    $  1,757,673
Fixed Assets, net                                   104,424           68,561                --          (68,561)1          35,863
Goodwill                                          1,088,686               --                --       (1,088,686)2              --
Other Assets                                        235,023          207,197                --         (207,197)1          27,827
                                               ------------     ------------      ------------     ------------      ------------
    Total Assets                               $  3,503,255     $    593,206      $         --     $ (1,681,892)     $  1,821,363
                                               ============     ============      ============     ============      ============

Current Liabilities - Continuing Operations    $  1,215,049     $    274,426      $         --         (274,426)1,3  $    297,092
Current Liabilities - Discontinued Operations            --               --           643,532               -- 1,3       643,532
Long-term Liabilities                                 8,249            8,249                --           (8,249)1              --
Capital                                          18,904,081       20,926,141        (4,798,845)     (16,127,296)1      18,593,549
Retained Earnings                               (16,624,123)     (20,615,609)        4,155,313       (1,088,686)2     (17,712,809)
                                               ------------     ------------      ------------     ------------      ------------
    Total Liabilities & Equity                 $  3,503,255     $    593,206      $         --     $(17,498,656)     $  1,821,363
                                               ============     ============      ============     ============      ============


Notes:

1. These adjustments reflect the reclassification of operations, assets, and liabilities related to the discontinuation of the education and coaching business. Upon the disposal of Triad pursuant to the Stock Purchase Agreement, the Company will account for its education and coaching business as a discontinued operation. No gain or loss arose from the disposal of Triad, or the disposal of EPMG during 2004, pursuant to generally accepted accounting principles which requires a company's receipt of its own securities in such transactions to be treated as transactions affecting only stockholders' equity.

2. Adjustment to write-off goodwill relating to the education and coaching business.

3. Adjustment to reclassify retained liabilities to current liabilities of discontinued operations. Such liabilities retention, in management's view, does not constitute continuing involvement in the disposed companies' operations.

(c) Exhibits. See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.


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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.


                                      INNOVATIVE SOFTWARE TECHNOLOGIES, INC.



                                      By: /s/ Peter M. Peterson
                                          -------------------------------------
                                          Peter M. Peterson
                                          President and Chief Executive Officer


Date: April 26, 2005


                                  EXHIBIT INDEX

Exhibit
Number      Description

2 -- Stock Purchase Agreement by and between Innovative Software Technologies, Inc. and Douglas Shane Hackett, dated April 20, 2005.



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